EXPLORATION AND EVALUATION ASSETS	12 Months Ended
Dec. 31, 2024
Exploration And Evaluation Assets [Abstract]
EXPLORATION AND EVALUATION ASSETS [Text Block]

9.  Exploration and Evaluation Assets

	North Kivu	Ngayu	Imbo	Total
Cost
Balance as at January 1, 2023	$10,621,366	$17,898,367	$11,978,988	$40,498,721
Additions	-	268,097	1,777,113	2,045,210
Incidental revenues (Note 9e)	-	-	(2,193,400)	(2,193,400)
Impairment loss	(10,621,366)	(8,166,464)	-	(18,787,830)
Exploration and evaluation asset held for sale (note 7)	-	(10,000,000)	-	(10,000,000)
Balance as at December 31, 2023	$-	$-	$11,562,701	$11,562,701
Additions	-	-	4,713,402	4,713,402
Incidental revenues (Note 9e)	-	-	(344,959)	(344,959)
Balance as at December 31, 2024	$-	$-	$15,931,144	$15,931,144

The Company's exploration and evaluation assets are subject to renewal of the underlying permits and rights and government royalties.

a. North Kivu

The North Kivu project is situated in the North Kivu Province in eastern Congo to the northwest of Lake Edward and consists of various exploration permits. All of these exploration permits are currently under force majeure due to the poor security situation, affecting the Company's ability to carry out the desired exploration activities.  The duration of the event of force majeure is added to the time limit for execution of obligations under the permits. Exploration estimates to date have not advanced to the stage of being able to identify the quantity of possible resources available for potential mining. Under force majeure, the Company has no tax payment obligations and does not lose tenure of mining titles until force majeure is lifted. The Company is not able to estimate the time when exploration activities would be resumed. However, given that force majeure has been in effect various times before in the past at this location, the Company believes that the capitalized assets are recoverable (Note 3(b)(iii)) and that these are risks associated with operating in an emerging market. The Company seeks to manage its exposure to these risks wherever possible.

In December 2023, the Company conducted an impairment analysis whereby the carrying value of the North Kivu properties was fully written off by the amount of $10,621,366. Although the North Kivu permits are still under force majeure, among other relevant considerations under IFRS 6 Exploration and Evaluation of Mineral Resources, the significant delay and uncertainty relating to resumption of exploration and evaluation activities were the driving factors for the impairment recorded for the North Kivu project as at December 31, 2023.

b. Ngayu

The Ngayu project consisted of various exploration permits found within the Tshopo Province in the northeast of the Congo, approximately 270 kilometers northeast of Kisangani. The Ngayu project covers part of the Ngayu Archaean greenstone belt which is one of a number of greenstone belts in the north-east Congo Archaean craton that includes the Kilo and Moto greenstone belts. These Archaean greenstone belts are the northwestern extensions of the Lake Victoria greenstone belt terrain that hosts a number of world class gold deposits including Geita and Bulyanhulu.

For the year ended December 31, 2023, as a result of the sale of Makapela property within the Ngayu project for $10,000,000 and the relinquishment of all the remaining Ngayu project properties, the Company recorded an impairment loss of $8,166,464 in the consolidated statement of loss and comprehensive loss (See Note 7).

c. Devon

The Devon properties consisted of three (3) exploration permits situated in the province of Haut-Uele in north eastern Congo. The Company decided not to renew these exploration permits upon expiry in September 2023.

d. Navarro

The Navarro properties consisted of six (6) exploration permits situated in the provinces of Ituri and Haut-Uele in north eastern Congo. The Company decided not to renew these six permits upon expiry in April 2023.

e.     Adumbi

The Adumbi properties consist of one (1) mining license valid until 2039 and covers an area of 122 square kilometers within the Ngayu Archaean Greenstone Belt in the Ituri and Haut Uele provinces in north eastern Congo. The mining license (Exploitation permit) is registered in the name of Adumbi, a company incorporated under the laws of the Congo in which the Company holds an 84.68% interest and the minority partners hold 15.32% (including 10% free carried interest owned by the government of the Congo). See Note 4.

Under an agreement signed in April 2010 with the minority partners of Adumbi, the Company finances all activities of Adumbi, until the filing of a bankable feasibility study, by way of loans which bear interest at the rate of 5% per annum. Within thirty days of the receipt of a bankable feasibility study, the minority partners may collectively elect to exchange their equity participation for either a 2% net smelter royalty, or a 1% net smelter royalty plus an amount equal to 2 Euros per ounce of proven mineral reserves.

The Company had a leasing agreement with Ding Sheng Services S.A.R.L. ("Ding Sheng") that permited Ding Sheng to mine the non-strategic alluvial potential to the south of Adumbi, with a focus on the gravels bordering the Imbo River.  As consideration for the award of the lease, Loncor was entitled to a $250,000 non-refundable fee and a further 25% of future revenues generated by Ding Sheng. In 2022, an amount of $750,000 was received which included the $250,000 non-refundable fee and an advance of $500,000 to be applied against future revenues from Ding Sheng.  During the year ended December 31, 2024, under the lease agreement, Loncor's attributable revenues from production were $344,959 (2023 - $2,193,400). During the year ended December 31, 2024 the leasing agreement with Ding Sheng was terminated.

f. Isiro

The Isiro properties consist of seven (7) exploration permits registered in the name of KGL-Isiro SARL and covering an area of 1,271 square kilometers in the province of Haut Uele, in north eastern Congo. The Company owns 100% of the common shares of Kilo Isiro Atlantic Ltd. Kilo Isiro Atlantic Ltd owns 100% of the shares of Isiro (Jersey) Limited, which in turn owns 100% of the shares in KGL-Isiro SARL (a company registered in the Congo).

The KGL Isiro SARL permits were put under force majeure with effect from February 14, 2014 pending resolution of a court action involving these properties and their expiry is extended by the period of force majeure.